                          VAN KAMPEN AMERICAN CAPITAL
                           HIGH YIELD MUNICIPAL FUND
           SUPPLEMENT DATED JANUARY 2, 1997, TO THE PROSPECTUS DATED
    MARCH 29, 1996, AS PREVIOUSLY SUPPLEMENTED ON JUNE 1, 1996, JULY 1, 1996
                             AND NOVEMBER 1, 1996.

    References in the Prospectus that Class C shares automatically convert to Class A shares are hereby deleted and the following sentence is added to the section of the Prospectus captioned "ALTERNATIVE SALES ARRANGEMENTS -- CONVERSION FEATURE."

    Class C shares purchased before January 1, 1997, and any dividend reinvestment plan shares received thereon, automatically convert to Class A shares ten years after the end of the calendar month in which such shares were purchased. Such conversion will be on the basis of the relative net asset values per share, without the imposition of any sales load, fee or other charge.

    Paragraph (5) of the section of the Prospectus captioned "PURCHASE OF SHARES -- NAV PURCHASE OPTIONS" is hereby amended and restated with the following:

    (5) Trustees and other fiduciaries purchasing shares for retirement plans of organizations with retirement plan assets of $3 million or more and which invest in multiple fund families through national wirehouse alliance programs.